FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2005

NOLAND COMPANY

A Virginia Corporation IRS Identification #54-0320170

Commission File No. #2-27393

80 29th Street

Newport News, VA 23607

Telephone: (757) 928-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 24, 2005, Kenneth C. King, Director and Vice President ' Marketing and Operations, announced his retirement from the Company and Board of Directors effective April 1, 2005. Effective upon Mr. King's retirement the Bylaws will be amended to reduce the number of directors from seven to six.

Mr. Jean F. Preston, Vice President of Corporate Data, has been appointed to replace Mr. King as Vice President of Marketing and Branch Operations effective April 1, 2005.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 1, 2005, the Bylaws of the Company will be amended to reduce the number of Director's from seven to six. The amended Bylaws are attached as Exhibit 3(ii).

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number Description

3(ii) Bylaws

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Noland Company

Date: March 1, 2005 By: /s/Arthur P. Henderson, Jr.

Arthur P. Henderson, Jr.

Vice President - Finance